Investor Presentation November 2005

Safe Harbor Notice This presentation will contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to safe harbor provisions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause our financial results to differ from those projected include those risks and uncertainties described from time-to- time in our reports filed with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2004 and subsequent quarterly reports on Form 10-Q. Copies are available from the Company's Investor Relations Department. Company assumes no obligation to update the forward- looking statements included in this presentation.

Tollgrade - Investment Highlights Sustained, diversified and invested during telecom downturn. Leading incumbent positions and market shares in telco, cable network assurance. More balanced portfolio today vs. 2000. Healthy balance sheet. Cash generation. No debt. Expertise in voice and video service assurance. Growth potential to support IP triple-play in VoIP, FTTx, IPTV, VPN and HSIA. R & D strength, investment. More customer relationships around the world.

Financial Update Nine months 2004 Nine months 2005 Revenue 46.7 48.1 Nine months 2004 Nine months 2005 EPS 0.05 0.15 REVENUE EPS $46,711 M $48,168 M $0.05 $0.15 Millions

Financial Update 12-31-04 9-24-05 CASH 51.2 57.3 CASH BALANCE $57.3 M $51.1 M Millions

Our Mission We help the world communicate reliably by providing unparalleled voice, video and data testing solutions that enable our customers to improve quality, reduce costs and deploy new services in a rapidly changing communications market.

Highly automated, centralized systems used to test & monitor large-scale, mass-marketed services and associated facilities offered by telecommunications and cable operators. Focused on Our Core Market

Our Market Presence Longtime leader in voice service assurance. Longtime leader in HFC status & performance monitoring. Testing/Monitoring over 75% of North America's residential access network. Vital at every Regional Bell Operating Company and most Cable/MSOs. Execute over 1.2 million test sequences every day in highly automated fashion. Poised for growth as our customers evolve to support the IP triple-play.

Our Value Proposition Tollgrade Solutions enable Communications Service Providers to: Accurately qualify potential subscribers for new service offerings, enabling increased revenues. Remotely verify network provisioning for new subscribers, improving initial customer satisfaction, reducing churn. Quickly isolate reported troubles via an automated test process, reducing mean time to repair, call handling time, and dispatches.

Our Core Telco Products DigiTest Measurement Nodes MCU(r) Channel Units DigiTest(r) HUB(tm) and DigiTest EDGE(r) Broadband Test Platforms LoopCare(tm) Test Operations Support System

Our Core Cable Products Cable Status & Performance Monitoring DOCSIS(r)-based Transponders IP/HFC Service Assurance CheetahXD Broadband Assurance Platform

MCU DIGITEST CABLE SERVICES LOOPCARE 2000 70 18 9 3 0 MCU DIGITEST CABLE SERVICES LOOPCARE OTHER 2004 21.6 27.4 26.6 21 3.5 2000 Nine Months 2005 Product Mix Trend

Broadband service deployments continue to grow at a steady rate of 15-25%. IP triple play. Heavy competitive rivalry among telco and cable service providers. Triple play adoption driving increasing POTS line loss to 7%. Evolution from Class5 to GigE-based VoIP architecture. Increased "hype" with alternative broadband access providers. Limited market for next 3-5 years. Wireless (i.e. WiMAX). Power/Utilities (i.e. BPL). Opportunities for Growth

The Migration of Voice Global voice line growth estimated at 1-3%. Driven by global population growth. Traditional POTS line loss increasing to 7%. Wireless. Broadband VoIP. Global Broadband/VoIP Subscribers increasing to 180 Million by 2009. VoIP over DOCSIS. VoIP over DSL. Replacement of core Class5 switching infrastructure.

Strategic Growth Model PROJECT POSITION Invest to grow at maximum digestible rate Concentrate effort on maintaining strength INVEST TO BUILD Challenge for leadership Build selectively on strengths Reinforce vulnerable areas BUILD SELECTIVELY Specialize around limited strengths Seek ways to overcome weaknesses Withdraw if indications of sustainable growth are lacking BUILD SELECTIVELY Invest heavily in most attractive segments Build up ability to counter competition Emphasize profitability by raising productivity SELECTIVITY/MANAGE FOR EARNINGS Project existing program Concentrate investments in segments where profitability is good and risk is relatively low LIMITED EXPANSION OR HARVEST Look for ways to expand without high risk; otherwise, minimize investment and rationalize operations PROTECT & REFOCUS Manage for current earnings Concentrate on attractive segments Defend strengths MANAGE FOR EARNINGS Protect position in most profitable segments Upgrade product line Minimize investment DIVEST Sell at time that will maximize cash value Cut fixed costs and avoid investment meanwhile MARKET ATTRACTIVENESS COMPETITIVE POSITION STRONG MEDIUM WEAK HIGH MEDIUM LOW Source: George S. Day

A Focused Strategy Service Offering Cable Industry Telecom Industry Power Industry Wireless Industry Commercial Services (VPN) Broadband Video (IPTV) Broadband Voice (VoIP) Broadband Data (HSIA) Base Service Broadcast Video POTS Power Mobile Voice DOCSIS FTTX BPL WiMAX Protect Leadership Improve Productivity Vertical Expansion Enhance Core Products to Support IP Triple-Play Horizontal Expansion Position Core Products to Support IP Triple-Play. Ignore

Primary Strategic Objectives ? Protect leadership in our core network assurance markets as the access network evolves to support ITP. ? Leverage our leadership presence to provide multi- layered data, voice & video testability as subscribers migrate to the evolving broadband ITP network. ? Explore long-term growth opportunities within emerging horizontal broadband markets and Ethernet/IP services. ? Improve productivity, efficiency, innovation and performance of our existing business.

PSTN Internet VoIP Gateway Server Complex (BRAS, Softswitch) Tollgrade's Cable Broadband Test Architecture National IP Backbone CMTS HUB Office Fiber Node IP Test Point IP Test Point IP Test Point Partner OSS Applications HFC Status Monitoring IP Multi-Service Testing DOCSIS Testing

Tollgrade's Broadband DSL Test Architecture IP DSLAM IP DSLAM Line Powered DSLAM Class5 GigE Switch GigE GigE Network PSTN Internet VoIP Gateway IPTV Server Complex Server Complex National IP Backbone VHO SHE IPTV Server Complex GigE Metallic Testing IP Multi-Service Testing Multi-Layered DSL Testing Partner OSS Applications

Strategic Actions & Targeted Outcomes Leverage, protect our leading positions and expertise maintain profitability, market share Expand network assurance solutions, products strategic growth Grow international presence global player Enter strategic partnerships, alliances market presence Invest in related early stage technologies portfolio diversification Enhance productivity, innovation, resource allocation throughout improve cost structure & focus ? ? ? ? ? ?

Investor Presentation November 2005